SUPPLEMENT DATED JUNE 22, 2005

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005 OF

SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND

Effective June 20, 2005, the amount of the deferred sales charge on purchases of Class A shares of $500,000 or more will be reduced from 1.00% to 0.50% and the length of the holding period during which the deferred sales charge is applicable will be reduced from one year after original purchase to six months after original purchase. If you initially purchased Class A shares of the fund subject to a deferred sales charge and have held Class A shares of the fund for more than six months as of June 20, 2005, you will not be subject to a deferred sales charge if you redeem those shares. If you have held those shares for less than six months as of June 20, 2005, you will be subject to the reduced deferred sales charge of 0.50% and will not be subject to a deferred sales charge upon holding these shares for more than six months from your original purchase. If you purchase Class A shares of the fund by exchange from another Smith Barney Fund on or after June 20, 2005, your deferred sales charge typically will not be affected by this change.

Also effective June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange those shares for Class A shares of another Smith Barney Fund that has either a higher sales charge or a longer period during which you are subject to a deferred sales charge, you will continue to be subject to the fund’s lower sales charge and shorter sales charge period. If you purchased Class A shares of the fund by exchange from another Smith Barney Fund, your deferred sales charge typically will not be affected by this change.

Under “Investments, Risks and Performance” in the Prospectus:

The information in the footnote to the table under the heading entitled “Fee Table” is revised to indicate that with respect to purchases of Class A shares of $500,000 or more, if you redeem those shares within six months of their original purchase, you will pay a deferred sales charge of 0.50%.

Under “Comparing the Fund’s Classes” in the Prospectus:

The information in the table “Comparing the Fund’s Classes” is revised to indicate that the deferred sales charges on Class A shares of the fund are 0.50% on purchases of $500,000 or more if you redeem within six months of purchase.

Under “Sales Charges” in the Prospectus:

The information in the table under the heading entitled “Class A Shares” is revised to indicate that the Broker/Dealer Commission as a percentage of offering price on purchases less than $500,000 is up to 2.00% and the Broker/Dealer Commission on purchases of $500,000 or more is up to 0.50%, and the information in the footnote to the table is revised to indicate that with respect to purchases of Class A shares of $500,000 or more, Service Agents are entitled to receive a maximum payment of up to 0.50%, in addition to an annual distribution and service fee and up to 1.00% for purchases by certain retirement plans with an omnibus relationship with the fund.

The information after the table under the heading entitled “Class A Shares” is revised to indicate that the deferred sales charges on Class A shares of the fund are 0.50% on purchases of $500,000 or more if you redeem within six months of the original purchase.

Under “Exchanging Shares” in the Prospectus:

The information under the heading entitled “Waiver of additional sales charges” is revised in its entirety to read as follows:

If you purchased shares subject to a deferred sales charge, you may continue to be subject to a deferred sales charge after the exchange, depending on how long you have held the shares. Except as set forth below with respect to Class C shares, your holding period will be measured from the date of your original purchase of shares subject to a deferred sales charge, not the date of exchange.

Some of the Smith Barney Funds impose different deferred sales charges. For exchanges of Class A shares made on and after June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will not be subject to that higher charge and/or that longer period. In all other cases, if you exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will be subject to that higher charge and/or that longer period. If you exchange at any time into a fund with a lower deferred sales charge and/or a shorter period during which you are subject to the charge, you will remain subject to the higher sales charge and/or longer period.

If you exchange Class C shares that were not subject to a deferred sales charge when initially purchased for Class C shares of a fund that imposes a deferred sales charge on those shares, you will be subject to that deferred sales charge. Your holding period will be measured from the date of the exchange, not your initial purchase of Class C shares of the fund.

Contact your Service Agent for more information.

Under “Purchase of Shares” in the Statement of Additional Information:

The information in the table and the footnote to the table under the heading entitled “Class A Shares” is revised to indicate that with respect to purchases of Class A shares of less than $500,000 Service Agents are entitled to receive a payment of up to 2.00% and for purchases of $500,000 or more, Service Agents are entitled to receive a maximum payment of up to 0.50%, in addition to an annual distribution and service fee and up to 1.00% for purchases by certain retirement plans with an omnibus relationship with the fund.

Under “Exchange Privilege” in the Statement of Additional Information:

Paragraph 1. under “Exchange Privilege” is revised by adding the following sentence to the end of the paragraph:

For exchanges of Class A shares of Short-Term Investment Grade Bond Fund made on and after June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will not be subject to that higher charge and/or that longer period.

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